Exhibit 10.30

EXECUTION VERSION

CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

This CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of
May 19, 2021 (this “Amendment”), is entered into by and among ALKAMI TECHNOLOGY, INC., a Delaware corporation, as borrower (the “Borrower”), SILICON VALLEY BANK (“SVB”), as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and a Lender, and KEYBANK NATIONAL ASSOCIATION (“Keybank”), as a Lender. Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

RECITALS

A.The Borrower has entered into that certain Credit Agreement, dated as of October 16, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Administrative Agent, the financial institutions party thereto from time to time as lenders (collectively, the “Lenders”) and the financial institutions party thereto from time to time as letter of credit issuers.

B.The Borrower has requested that SVB and Keybank, who together constitute the “Required Lenders” (as defined in the Credit Agreement), (i) extend the date of delivery of the quarterly financial statements and Compliance Certificate for the fiscal quarter ending March 31, 2021 and (ii) agree to modify and amend certain terms and conditions of the Credit Agreement as described further below.

ACCORDINGLY, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 1. Consent of the Required Lenders. The undersigned Lenders, constituting the Required Lenders, and the undersigned Administrative Agent by their respective signatures hereto, extend the date of delivery of the quarterly financial statements and Compliance Certificate, as required pursuant to Sections 6.1(b) and 6.2(b) of the Credit Agreement, respectively, for the fiscal quarter ending March 31, 2021 to as soon as available, but in any event no later than May 31, 2021.

SECTION 2. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)Section 6.1 is amended by amending and restating clause (b) as follows: “(b) as soon as available, but in any event the earlier of (i) the date of filing on which Borrower files such documents with the SEC and such documents are publicly available on the SEC’s EDGAR filing system or any successor thereto or (ii) within 60 days after the end of each quarterly period of each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal quarter and the related unaudited

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consolidated and consolidating statements of income and of cash flows for such fiscal quarter and the portion of the fiscal year through the end of such fiscal quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year- end audit adjustments) (provided that no such certification shall be required in the event such financial statements have been filed with the SEC);”

(b)Section 6.1 is amended by inserting the following paragraph immediately following the last paragraph thereof:

“Additionally, documents required to be delivered or furnished pursuant to this Section 6.1 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so, shall be deemed to have been delivered on the date on which the Borrower posts such documents, or provides a link thereto, either: (i) on the Borrower’s website; or (ii) when such documents are posted electronically on the Borrower’s behalf on an internet or intranet website to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent), if any; provided that the Borrower shall deliver copies of such documents to the Administrative Agent or any Lender upon its reasonable request to the Borrower to deliver such paper copies. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.”
(c)Section 6.2 is amended by amending and restating clause (b) as follows: “(b) (i) concurrently with the delivery (or filing with the SEC as provided in
Section 6.1) of any financial statements pursuant to Section 6.1 or for any other month within 30 days of such month, a certificate of a Responsible Officer stating that, to such Responsible Officer’s knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and
(ii) in the case of quarterly or annual financial statements, (x) a Compliance Certificate containing all information and calculations necessary for determining compliance by each Group Member with the provisions of this Agreement referred to therein as of the last day of the month, fiscal quarter or fiscal year of the Borrower, as the case may be, (y) to the extent not previously disclosed to the Administrative Agent, a description of any change in the jurisdiction of organization of any Loan Party and a list of any Intellectual Property issued to, applied for or acquired by any Loan Party since the date of the most recent report delivered pursuant to this clause (y) (or, in the case of the first such report so delivered, since the Closing Date), and (z) in the case of monthly financials statements, bank statements evidencing compliance with the Liquidity financial covenant;”

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SECTION 3. Consent and Amendment Effectiveness. The consent and amendment set forth in Sections 1 and 2, respectively, above shall become effective only upon delivery to the Administrative Agent of a copy of this Amendment, duly executed by the Borrower, the Administrative Agent and Lenders constituting the Required Lenders.

SECTION 4. Credit Documents. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any signatory hereto or any other Secured Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification, or other change of, any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement.

SECTION 5. Acknowledgements. By executing this Amendment, the Borrower:
(a) consents to the terms of this Amendment; (b) acknowledges that notwithstanding the execution and delivery of this Amendment, its obligations under the Loan Documents are not impaired or affected, and such Loan Documents shall continue in full force and effect; and (c) affirms and ratifies the Loan Documents.

SECTION 6. Representations and Warranties. The Borrower represents and warrants to each Agent and each Lender that, as of the date hereof, both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Consent of Jury Trial. EACH PARTY HERETO KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT.

SECTION 9. Counterparts. This Amendment may be executed on any number of separate counterparts, by facsimile or electronic mail, and all of said counterparts taken together shall be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or portable document format (“pdf”) signature page shall constitute an original for purposes hereof. The words “execution,” “signed,” “signature” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based

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recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

SECTION 10. Headings. The Section headings used herein have been inserted in this Amendment as a matter of convenience for reference only, and it is agreed that such Section headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

SECTION 11. Severability. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal, or unenforceable provision.

SECTION 12. Administrative Agent Instructions and Indemnification. By signing below, each of the Lenders hereby directs the Administrative Agent to execute this Amendment. For the avoidance of doubt, the provisions of Sections 9.1 and 9.7 of the Credit Agreement shall apply in respect of the actions of the Administrative Agent taken pursuant to this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ALKAMI TECHNOLOGY, INC.,
a Delaware corporation,
as the Borrower

By: /s/ W. Bryan Hill
Name: W. Bryan Hill     Title: Chief Financial Officer

[Signature Page to Consent and First Amendment to Credit Agreement]

SILICON VALLEY BANK,

By: /s/ John Ryan
Name: John Ryan
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Geoff Smith
Name: Geoff Smith
Title: Senior Vice President

[Signature Page to Consent and First Amendment to Credit Agreement]